Exhibit 99.1 Investor Presentation December 2019

Important Information Caution Concerning Forward-Looking Statements This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward- looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 4, 2019 and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on November 26, 2019 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 2

Dycom Overview Leading supplier of specialty contracting services to telecommunication providers Operates throughout the continental United States Nationwide footprint with 44 operating subsidiaries and over 15,000 employees Strong revenue base, customer relationships and profitable results Contract revenues of $884.1 million for Q3 2020, compared to $848.2 million for Q3 2019 Non-GAAP Adjusted EBITDA for Q3 2020 of $91.7 million, or 10.4% of contract revenues, compared to $98.6 million, or 11.6% of contract revenues, for Q3 2019 Non-GAAP Adjusted Diluted EPS of $0.88 per share for Q3 2020, compared to $0.98 per share for Q3 2019 Solid financial profile Solid liquidity of $219.6 million at the end of Q3 2020 consisting of availability under Senior Credit Facility and cash on hand $103.0 million in outstanding revolver borrowings at the end of Q3 2020 3

Strong Secular Trend North America Internet Protocol Traffic vs. GDP Growth Data Usage Growth & Broadband Speeds 10% 70,000 Weighted Average Data Provisioned Speed Tiers of Consumed per Month Broadband Subscribers 8% 60,000 6% 4% 50,000 c ) i e f h f g t a n n r a o 2% T h P M C 40,000 I r P a e c D i p r G 0% s e e y l t m r y e A 30,000 b t r a (2)% h t t a r e u o P Q ( N (4)% 20,000 (6)% 10,000 (8)% (10)% - 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 Sources: U.S. Telecom, The Broadband Association; Cisco Visual Networking Index; U.S. National Bureau of Economic Analysis Source: OpenVault Broadband Industry Report 3Q 2019 Strong and stable growth in IP traffic even in times of GDP The average subscriber now consumes 275+ GB per month, decline an increase of 20% from Q3 2018 Telecommunications networks fundamental to economic Over half of these subscribers are provisioned at speeds of progress 100+ Mbps IP traffic in North America will reach 108.4 EB per month by 2022, Increasing consumer demand for bandwidth continues to “ growing at a CAGR of 21 percent. drive fiber deployments by telecom providers - Cisco Visual Networking Index: Forecast and Trends, 4 2017–2022 White” Paper - February 2019

Industry Update Industry increasing network bandwidth dramatically Major industry participants constructing or upgrading significant wireline networks generally designed to provision 1 gigabit network speeds directly to consumers or wirelessly using 5G technologies Wireline deployments are the foundational element of what is expected to be a decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications Industry effort required to deploy these converged networks continues to meaningfully broaden our set of opportunities Dycom’s competitively unparalleled scale and financial strength position it well to deliver valuable services to its customers Currently providing services for 1 gigabit full deployments and converged wireless/wireline multi-use network deployments across the country in dozens of metropolitan areas to several customers Customers are pursuing multi-year initiatives that are being planned and managed on a market by market basis Dycom’s ability to provide integrated planning, engineering and design, procurement and construction and maintenance services is of particular value to several industry participants 5

Industry Drivers Firm and strengthening end market opportunities Fiber deployments enabling new wireless technologies are underway in many regions of the country Wireless construction activity in support of expanded coverage and capacity has begun to accelerate through the deployment of enhanced macro cells and new small cells Recently completed or have begun work associated with over 1,800 5G small cell sites across 10 states Telephone companies are deploying FTTH to enable 1 gigabit high speed connections Cable operators are deploying fiber to small and medium businesses and enterprises; Fiber deep deployments and new build opportunities are underway Dramatically increased speeds to consumers are being provisioned and consumer data usage is growing Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of Dycom’s maintenance and operations business Dycom is increasingly providing integrated planning, engineering and design, procurement and construction and maintenance services for wired and converged wireless/wireline networks Encouraged that Dycom’s major customers are committed to multi-year capital spending initiatives 6

Key Driver: High Bandwidth Deployments

Companies deploying fiber to the home, fiber to the node, and fiber to the building technologies to enable and 1 gigabit connections

Data transmission speeds dramatically increasing

CenturyLink



On-Net Buildings (in thousands)
155
150
145
140
135
130
125
Q4-19
Q1-20
Q2-20
Q3-20

Source: CenturyLink transcripts. Totals are estimates based on current year additions.

Verizon



Households (In Millions)
50
45
40
35
30
25
20
15
10
5
0
44
30
14
14
fios
fios/Opportunity addressable by 5G
fios
Initial Opportunity (25% - 30% of residential broadband market addressable by 5G)

Source: Verizon Nov 2017 Analyst Presentation

"As I mentioned last quarter, we added 4,500 new fiber-fed buildings to our on-net footprint in the first quarter of 2019. We continued that focus in the second quarter, with the addition of approximately 5,000 new fiber-fed buildings. For contrast, Level 3 used to add something closer to 500 buildings per quarter, so I want to emphasize expanding our fiber footprint is a major area of focus for us...Fiber beats twisted-pair copper, it beats hybrid fiber-coax, and it beats wireless, whether that's 5G or not. Fiber wins. It's highly flexible in increasing speeds, it is secure, and really is the basis for all the other competing technologies."

- Jeff Storey, CEO
CenturyLink, Inc. – August 2019

"As you said, we turned on our first 5G Home market in Chicago last month. And so that's coming along as expected as well, and we're very optimistic about the ramping of 5G Home as we get into 2020 and beyond. So the network build, going great. We're seeing the performance we expected. And now it's just a case of ramping up the speed as we go forward."

- Matthew D. Ellis, CFO & EVP
Verizon Communications, Inc. – November 2019

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DYCOM

Key Driver: 5G Deployment


Growth in Number of Small Cells
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Forecasted CAGR 32.1% through 2026

Source: CTIA State of Wireless 2018 report. Chart assumes constant average growth rate between 2018 and 2026.

Wireless carriers are increasing 4G capacity and augmenting 4G with new 5G technologies creating growth opportunities in the near to intermediate term

Number of small cells are predicted to hit 800,000 by 2026; hundreds of thousands of small cells will need to be deployed in the next few years to meet growing demands

Emerging wireless technologies driving significant wireline deployments

Wireline deployments are the foundational element of what is expected to be a decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications

"It's the fiber itself. So every small cell node is connected to two strands of fiber, one coming from a network hub to the small cell and one coming from the small cell back to the network hub. ***That fiber is where the vast majority of the capital is in building out a small cell deployment.*** *About 80% of our capital is in small – is in the fiber portion. And what that is, is digging up streets to bury the fiber and put it back together. It's not the actual strands of fiber itself that's expensive. It's the labor that goes into tearing up the streets and putting them back together."*

- Daniel K Schlanger, CFO & SVP
Crown Castle International Corp. – November 2019

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DYCOM

Key Driver: Fiber to Businesses

Revenue earned by Comcast and Charter from Business Services totaled $14 Billion[8] of an Addressable Market of $80 billion



$ Billions
$60
$50
$40
$30
$20
$10
$-
$50
$7.6
$30
$6.4
comcast
Charter
COMMUNICATIONS
Q3-19 TTM Revenue From Business Services
Addressable Market

Source: Comcast and Charter press releases and transcripts

“Second thing, in terms of Business Services, yes, it's a really important part of our growth. And has been and will continue to be, we're generating almost $8 billion in annualized margin-accretive revenue. And the addressable market now is about $50 billion, when you include new product opportunities. Everything from Wi-Fi, security cameras, cell backup, SD-WAN, so you add up all those things. For those products, it's still early innings on that. So we're going to continue to be very focused on this opportunity.”

- David N. Watson, President and CEO
Comcast – October 2019

“So SMB is dramatically lower than our residential penetration rates and so I think there's a long runway for growth. Enterprise penetration or market share is even less than that, think, about low-double digit percentage. So I think the growth rate potential for both of those is both good and long and I think it'll be a good run for us for some time.”

- Christopher Winfrey, CFO
Charter Communications, Inc. – September 2019

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DYCOM

Intensely Focused on Telecommunications Market Complete Lifecycle Services Crucial to Customers’ Success INSTALLATION MAINTENANCE Wireline Wireless PROCUREMENT PROGRAM CONSTRUCTION MANAGEMENT ENGINEERING & DESIGN Q3 2020 Revenue by Customer Type: 90.3% 6.3% 3.4% Telecommunications Underground Electric/Gas Locating Utilities & Other Dycom is well-positioned to benefit from future growth opportunities 10

Local Credibility, National Capability Operating Subsidiaries

Well Established Customers Top 5 Customers Q3 2020 Organic growth: 4.7% 3.4% 9.6% Top 5 customers represented 77.3% and 78.4% of contract Total Customers Top 5 Customers All Other Customers revenues in Q3 2020 and Q3 2019, respectively Q3 2020 % of contract revenues from remaining Top 10 customers: 4.6% 38.6% 43.2% 3.0% 1.6% 1.2% 1.1% 0.9% Verizon CenturyLink Windstream Charter Frontier Dominion Energy TDS Telecom NiSource 12

Durable Customer Relationships 6 s e u n e v e R t c a r t n o C r e m o t s u C 6 s e u n e v e R t c a r t n o C r e m o t s u C 13

Anchored by Long-Term Agreements Revenue by Contract Type for Fiscal Q3 2020 Backlog3 Master Service Agreements 68.2% 19.4% 12.5% Short-term contracts Long-term contracts Dycom is party to hundreds of MSA’s and other agreements with customers that extend for periods of one or more years Generally multiple agreements maintained with each customer Master Service Agreements (MSA’s) are multi-year, multi-million dollar arrangements covering thousands of individual work orders generally with exclusive requirements; majority of contracts are based on units of delivery Backlog at $6.349 billion as of Q3 2020 14

10+ Years of Robust Cash Flow Generation $2,150 million $2,150 million Net Increase in Cash $106 Share Strong operating cash flow of Other Cash Flow Repurchases $724 $447 $1.425 billion over 10+ years Business Prudent approach to capital allocation: Acquisitions $618 $447 million invested in share repurchases $618 million invested in business acquisitions Cash Flow from $979 million in cap-ex, net of disposals, or Operations $1,425 approximately 46% of allocation Cap-Ex, net $979 Sources of Cash Uses of Cash Fiscal 2009 – Fiscal 2019 Robust cash flow generation and prudent capital allocation provide strong foundation for returns 15

Financial Update

Financial Overview Strong market opportunities Contract revenues of $884.1 million for Q3 2020, compared to $848.2 million for Q3 2019 Non-GAAP Adjusted EBITDA for Q3 2020 of $91.7 million, or 10.4% of contract revenues, compared to $98.6 million, or 11.6% of contract revenues, for Q3 2019 Non-GAAP Adjusted Diluted EPS of $0.88 per share for Q3 2020, compared to $0.98 per share for Q3 2019 Solid financial profile Cash flows and borrowings support scale of operations Solid liquidity of $219.6 million at the end of Q3 2020 consisting of availability under Senior Credit Facility and cash on hand $103.0 million in outstanding revolver borrowings at the end of Q3 2020 Sound credit metrics and no near term debt maturities Capital structure designed to produce strong returns $150.0 million authorized for share repurchases through February 2020 as of Q3 2020 17

Contract Revenue Trend Annual Growth in Contract Revenues Quarterly Contract Revenues Annual Organic Revenue Trend1 Quarterly Organic Revenue Trend1 18

Earnings Non-GAAP Adjusted EBITDA Quarterly Non-GAAP Adjusted EBITDA Non-GAAP Adjusted Diluted EPS Quarterly Non-GAAP Adjusted Diluted EPS 19

Liquidity Overview Cash Flow from Operating Activities Balance sheet reflects the strength of our business Cash flow and borrowings used to support organic growth and capital expenditures during Q3 2020 Liquidity of $219.6 million at October 26, 2019 consisting of availability under Senior Credit Facility and cash on hand5 DSO increase attributable to growth on large customer program Capital expenditures, net of disposals for fiscal 2020 anticipated at $110 - $120 million 20

Capital Allocated to Maximize Returns Dycom is committed to maximizing long term returns through prudent capital allocation Invest in Pursue Complementary Share Organic Growth Acquisitions Repurchases Leverage our scale and expertise to Selectively acquire businesses that Repurchased 23.9 million shares for expand margins through best practices complement our existing footprint and approximately $658 million since fiscal enhance our customer relationships 2006 Acquisitions have further strengthened $150.0 million authorization available Dycom’s customer base, geographic for share repurchases through February scope, and technical service offerings 2020 21

Questions and Answers 22

Selected Information from Q3 2020 Dycom Results Conference Call Materials The following slides 24 & 25 were used on November 26, 2019 in connection with the Company’s conference call for its fiscal 2020 third quarter results and are included for your convenience. Reference is made to slide 2 titled “Important Information” with respect to these slides. The information and statements contained in slides 24 & 25 that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on November 26, 2019.

Outlook for Quarter Ending January 25, 2020 (Q4 2020)

The projections on this slide were provided on November 26, 2019 in connection with the Company's conference call regarding its fiscal 2020 third quarter results. This information is provided for your reference only and should not be interpreted as a reiteration of these projections by the Company at any time after the date originally provided. The Company undertakes no obligation to revise these projections to reflect any future events or circumstances.

$ Millions (except per share amounts)

	Q4 2019	Outlook Q4 2020
Contract revenues	$748.6	$700 - $740
GAAP Diluted Earnings (Loss) per Common Share	$(0.38)	$(0.27) - $(0.10)
Non-GAAP Adjusted Diluted Earnings (Loss) per Common Share	$0.10	$(0.15) - $0.02
Non-GAAP Adjusted EBITDA % of contract revenues	8.0%	Non-GAAP Adjusted EBITDA % decreases from Q4 2019

	Q4 2019	Outlook Q4 2020
Depreciation	$40.5	$41.2 - $42.0
Amortization	$5.4	$5.2
Non-GAAP Stock-Based Compensation *(Included in General & Administrative Expense)*	$3.8	$1.8 - $2.6
Non-GAAP Adjusted Interest Expense *(Excludes non-cash amortization of debt discount of $4.9 for Q4 2019 & expectation of $5.2 for Q4 2020)*	$7.6	$7.9 - $8.0
Other income, net *(Includes Gain on sales of fixed assets of $2.2 for Q4 2019 and expectation of $1.0 - $1.5 for Q4 2020)*	$1.2	$0.1 - $0.6
Non-GAAP Adjusted Effective Income Tax Rate *(as a % of Non-GAAP Adjusted Income before Taxes)*	32.2%	27.5%
Non-GAAP Adjusted Diluted Shares	31.8 million	31.5 - 31.8 million[7]

24

DYCOM

Looking Ahead to the Quarter Ending April 25, 2020 (Q1 2021)

The projections on this slide were provided on November 26, 2019 in connection with the Company's conference call regarding its fiscal 2020 third quarter results. This information is provided for your reference only and should not be interpreted as a reiteration of these projections by the Company at any time after the date originally provided. The Company undertakes no obligation to revise these projections to reflect any future events or circumstances.

$ Millions (except per share amounts)

	Q1 2020	Outlook Q1 2021
Contract revenues	$833.7	Total revenue decreases low- to mid-single digits as a % of revenue compared to Q1 2020
Non-GAAP Adjusted EBITDA % of contract revenues	8.8%	Non-GAAP Adjusted EBITDA % in-line with Q1 2020

	Q1 2020	Outlook Q1 2021
Depreciation	$41.0	$41.6 - $42.4
Amortization	$5.3	$5.0
Stock-based compensation *(Included in General & Administrative Expense)*	$3.5	$2.3 - $3.5
Non-GAAP Adjusted Interest Expense *(Excludes non-cash amortization of debt discount of $4.9 for Q1 2020 & expectation of $5.2 for Q1 2021)*	$7.3	$7.6 - $7.7
Other income, net *(Includes Gain on sales of fixed assets of $6.7 for Q1 2020 and expectation of $3.6 - $4.1 for Q1 2021)*	$5.7	$2.5 - $3.0
Non-GAAP Adjusted Effective Income Tax Rate *(as a % of Non-GAAP Adjusted Income before Taxes)*	27.2%	27.5%
Non-GAAP Adjusted Diluted Shares	31.8 million	31.9 million

25

DYCOM

Notes 1) Organic growth (decline) % adjusted for revenues from acquired businesses and storm restoration services, when applicable. 2) Due to the change in the Company’s fiscal year end, the Company’s fiscal 2018 six month transition period consisted of Q1 2018 and Q2 2018. Amounts provided for the 4 Quarters Ended Jan. 2018 represent the aggregate of Q3 2017, Q4 2017, Q1 2018 and Q2 2018 for comparative purposes to other twelve month periods presented. 3) Our backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding twelve-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, we also consider the anticipated scope of the contract and information received from the customer in the procurement process. A significant majority of our backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. 4) The Company had $52.3 million of standby letters of credit outstanding under the Senior Credit Facility at both October 26, 2019 and July 27, 2019. 5) As of both October 26, 2019 and July 27, 2019, Total Liquidity represents the sum of the Availability on Revolving Facility and cash and equivalents. 6) For comparison purposes, revenues from Charter Communications, Inc., Time Warner Cable Inc., and Bright House Networks, LLC have been combined for periods prior to their May 2016 merger. Revenues from Verizon Communications Inc. and XO Communications LLC’s fiber-optic network business have also been combined for periods prior to their February 2017 merger. Revenues from CenturyLink, Inc. and Level 3 Communications, Inc. have been combined prior to their November 2017 merger. 7) GAAP diluted loss per common share and Non-GAAP Adjusted Diluted Loss per Common Share for the quarter ending January 25, 2020 is calculated using 31.5 million shares, which excludes common stock equivalents related to share-based awards as their effect would be anti-dilutive. Non-GAAP Adjusted Diluted Earnings per Common Share for the quarter ending January 25, 2020 is calculated using 31.8 million shares. 8) For the trailing twelve months (“TTM”) ended Sep 30, 2019. 26